Exhibit 99.1

                  VALCOR, INC. AND SUBSIDIARIES

        INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




                                                                         Page
                                                                      ----------
Pro Forma Condensed Consolidated Balance Sheet - September 30, 1996    F-2/F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet                F-4/F-5

Pro Forma Condensed Consolidated Statement of Income -
 Year ended December 31, 1995                                            F-6

Notes to Pro Forma Condensed Consolidated Statement of Income            F-7





These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of Valcor, Inc. The pro forma condensed consolidated financial statements are not necessarily indicative of Valcor's consolidated financial position or results of continuing operations as they may be in the future.

No pro forma condensed consolidated statement of income for the nine months ended September 30, 1996 is presented herein. Such pro forma amounts would be the same amounts as reflected in Valcor's unaudited consolidated statement of income for the nine months ended September 30, 1996 included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, as previously filed with the Commission.




                                     F-1



                                     VALCOR, INC. AND SUBSIDIARIES

                             PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                             September 30, 1996
                                                 (Unaudited)

                                                (In millions)

                                                              Pro forma adjustments
                                               Valcor       -------------------------
                   ASSETS                    Historical         (I)          (II)       Pro forma
                                             -----------    -----------   -----------   ----------
Current assets:
  Cash and cash equivalents                       $16.7         $157.9        ($53.0)      $121.6
  Accounts and notes receivable                    36.1          (17.1)            -         19.0
  Inventories                                      33.9          (14.8)            -         19.1
  Prepaid expenses                                  2.7           (0.9)            -          1.8
  Deferred income taxes                             4.3           (0.1)            -          4.2
                                             -----------    -----------   -----------   ----------
                                                   93.7          125.0         (53.0)       165.7
                                             -----------    -----------   -----------   ----------
Other assets:
  Timber and timberlands                           53.7          (53.7)            -            -
  Other assets                                     25.3           (1.6)            -         23.7
                                             -----------    -----------   -----------   ----------
                                                   79.0          (55.3)            -         23.7
                                             -----------    -----------   -----------   ----------
Property and equipment, net                       137.6          (69.6)            -         68.0
                                             -----------    -----------   -----------   ----------

                                                 $310.3           $0.1        ($53.0)      $257.4
                                             ===========    ===========   ===========   ==========









                                                                F-2


                                     VALCOR, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                                   September 30, 1996
                                      (Unaudited)

                                     (In millions)

                                                              Pro forma adjustments
                                               Valcor       -------------------------
    LIABILITIES AND STOCKHOLDER'S EQUITY     Historical         (I)          (II)       Pro forma
                                             -----------    -----------   -----------   ----------
Current liabilities:
  Notes payable & current long-term debt          $12.4          ($3.5)        ($8.0)        $0.9
  Accounts payable & accrued liabilities           48.1          (12.7)            -         35.4
  Income taxes                                      2.4           (1.0)            -          1.4
                                             -----------    -----------   -----------   ----------
                                                   62.9          (17.2)         (8.0)        37.7
                                             -----------    -----------   -----------   ----------
Noncurrent liabilities:
  Long-term debt                                  180.6          (21.1)        (45.0)       114.5
  Deferred income taxes                            19.8          (19.8)            -            -
  Other                                             7.1           (0.6)            -          6.5
                                             -----------    -----------   -----------   ----------
                                                  207.5          (41.5)        (45.0)       121.0
                                             -----------    -----------   -----------   ----------
Stockholder's equity:
  Common stock and paid-in capital                  0.5              -             -          0.5
  Retained earnings                                41.6           58.8             -        100.4
  Pension liabilities equity adjustments           (2.2)             -             -         (2.2)
                                             -----------    -----------   -----------   ----------
                                                   39.9           58.8             -         98.7
                                             -----------    -----------   -----------   ----------

                                                 $310.3           $0.1        ($53.0)      $257.4
                                             ===========    ===========   ===========   ==========








  See accompanying notes to pro forma condensed consolidated balance sheet.

                                                                F-3

                  VALCOR, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Balance Sheet assumes the following transactions, more fully described in Item 2 of this Current Report on Form 8-K dated December 31, 1996, occurred on September 30, 1996:

I -     Medite sells substantially all of its assets.


II -    Medite prepays a portion of its U.S. bank indebtedness.


Note 2 - Pro forma adjustments:

I -     Reflect the sale of substantially all of Medite's assets as follows:

                                                                                   Amount
                                                                                ------------
                                                                                (In millions)


        Cash consideration, net of estimated fees and expenses                       $214.5
                                                                                ------------
        Carrying value of assets sold and liabilities assumed:
          Cash and equivalents                                                          1.7
          Accounts and notes receivable                                                17.1
          Inventories                                                                  14.8
          Other current assets                                                          1.0
          Timber and timberlands                                                       53.7
          Other assets                                                                  1.6
          Net property, plant and equipment                                            69.6
          Accounts payable & accrued liabilities                                      (12.7)
          Income taxes payable                                                         (1.0)
          Long-term debt, including current portion                                   (24.6)
          Deferred income taxes and other noncurrent liabilities                       (4.4)
                                                                                ------------
                                                                                      116.8
                                                                                ------------

            Pre-tax gain                                                               97.7
                                                                                ------------
        Income tax expense:
          Current income taxes                                                         54.9
          Deferred income taxes                                                       (16.0)
                                                                                ------------
                                                                                       38.9
                                                                                ------------
            Net-of-tax gain                                                           $58.8
                                                                                ============

                                     F-4



                  VALCOR, INC. AND SUBSIDIARIES

    NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)

                         (Unaudited)


The cash consideration presented above includes Medite's current estimate of (i) the net realizable value of the two Oregon timber conversion facilities which Medite has determined to permanently close and sell and (ii) the cash proceeds which will be realized from the sale of the Oregon MDF facility based upon the current negotiations for the definitive agreement.

The effective income tax rate relating to the net pre-tax gain on disposal differs from the 35% federal statutory rate due principally to the impact of state income taxes.


II -    Repayment of $53.0 million of Medite's U.S. bank indebtedness.

























                                     F-5


                                     VALCOR, INC. AND SUBSIDIARIES

                    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                Year ended December 31, 1995
                                        (Unaudited)

                                       (In millions)


                                               Valcor        Pro forma
                                             Historical     adjustments    Pro forma
                                             -----------    -----------   -----------
Revenues and other income:
  Net sales                                      $395.6        ($200.0)       $195.6
  Other, net                                        2.6           (1.6)          1.0
                                             -----------    -----------   -----------
                                                  398.2         (201.6)        196.6
                                             -----------    -----------   -----------
Costs and expenses:
  Cost of goods sold                              318.3         (164.6)        153.7
  Selling, general and administrative              27.8          (12.0)         15.8
  Interest                                         19.8           (8.0)         11.8
                                             -----------    -----------   -----------
                                                  365.9         (184.6)        181.3
                                             -----------    -----------   -----------

    Income before income taxes                     32.3          (17.0)         15.3

Provision for income taxes                         12.8           (6.4)          6.4
                                             -----------    -----------   -----------
    Income from continuing operations             $19.5         ($10.6)         $8.9
                                             ===========    ===========   ===========













See accompanying notes to pro forma condensed consolidated statement of income.

                                                                F-6

                  VALCOR, INC. AND SUBSIDIARIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                         (Unaudited)


Note 1 - Basis of presentation:

     The Pro Forma Condensed Consolidated Statement of Income assumes the sale of substantially all of Medite's assets, more fully described in Item 2 of this Current Report on Form 8-K dated December 31, 1996, occurred as of the beginning of 1995.


Note 2 - Pro forma adjustments -

    Eliminate Medite's historical results of operations included in Valcor's consolidated statement of income. In future filings, Valcor will report Medite's results of operations as discontinued operations.


















                                     F-7